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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 18, 2005


                              ACE SECURITIES CORP.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware                      333-119047                  56-2088493
--------------------            -----------------            ----------------
 (STATE OR OTHER                  (COMMISSION                (I.R.S. EMPLOYER
  JURISDICTION                    FILE NUMBER)               IDENTIFICATION NO.)
OF INCORPORATION)


6525 Morrison Blvd., Suite 318
Charlotte, North Carolina                                         28211
-------------------------------                             ------------------
    (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.        OTHER EVENTS.

Description of the Mortgage Pool

                  On or about May 26, 2005, the Registrant will cause the issuance and sale of approximately $544,738,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2005-RM2 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2005, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, Saxon Mortgage Services, Inc. as servicer, and HSBC Bank USA, National Association as trustee.

Computational Materials

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Computational Materials") in written form, which are in the nature of data tables.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.


Item 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      FINANCIAL STATEMENTS.

                           Not applicable.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

                  (c)      EXHIBITS


                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.          EXHIBIT NO.                     DESCRIPTION
-----------          -----------                     -----------
    1                   99.1                 COMPUTATIONAL MATERIALS (AS DEFINED
                                             IN ITEM 8.01) THAT HAVE BEEN
                                             PROVIDED BY THE UNDERWRITER TO
                                             CERTAIN PROSPECTIVE PURCHASERS OF
                                             ACE SECURITIES CORP. HOME EQUITY
                                             LOAN TRUST, SERIES 2005-RM2. THE
                                             COMPUTATIONAL MATERIALS HAVE BEEN
                                             FILED ON PAPER PURSUANT TO A
                                             CONTINUING HARDSHIP EXEMPTION FROM
                                             CERTAIN ELECTRONIC REQUIREMENTS.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


DATED: MAY 18, 2005


                                         ACE SECURITIES CORP.


                                         BY: /S/ DORIS J. HEARN
                                         ----------------------
                                         Name: Doris J. Hearn
                                         Title: Vice President


                                         By: /S/ EVELYN ECHEVARRIA
                                         ----------------------
                                         Name: Evelyn Echevarria
                                         Title: Vice President

                               EXHIBIT INDEX


              Item 601(a) of       Sequentially
Exhibit       Regulation S-K       Numbered
Number        Exhibit No.          Description                       Page
-------------------------------------------------------------------------
1             99.1                 Computational Materials            6
                                   (as defined in Item
                                   8.01) that have
                                   been provided
                                   by the
                                   Underwriter to
                                   certain
                                   prospective
                                   purchasers of
                                   ACE Securities
                                   Corp. Home
                                   Equity Loan
                                   Trust, Series
                                   2005-RM2. The
                                   Computational
                                   Materials have
                                   been filed on
                                   paper pursuant
                                   to a continuing
                                   hardship
                                   exemption from
                                   certain
                                   electronic
                                   requirements.